SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                January 19, 2010
                               ------------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously safisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On January 18, 2010, Alanco Technologies, Inc., an Arizona corporation (the "Company"), entered into a Common Stock Purchase Agreement (the "Stock Purchase Agreement") with Seaside 88, LP, a Florida limited partnership ("Seaside"), relating to the offering and sale (the "Offering") of up to 2,000,000 shares (the "Shares") of the Company's common stock (the "Common Stock"). The Stock Purchase Agreement requires the Company to issue and sell, and Seaside to purchase, up to 200,000 shares of Common Stock once every two (2) weeks, subject to the satisfaction of customary closing conditions, beginning on January 19, 2010 (the "Initial Closing") and ending on or about the date that is eighteen
(18) weeks subsequent to the Initial Closing. The purchase price of the Common Stock at each closing is an amount equal to the lower of (i) the volume weighted average of actual trading prices of the Common Stock on the NASDAQ Capital Market (the "VWAP") for the ten consecutive trading days immediately prior to a Closing Date multiplied by 0.86 and (ii) the VWAP for the trading day immediately prior to a Closing Date multiplied by 0.88.

The Stock Purchase Agreement provides that the Company may terminate the agreement at any time, so long as all other obligations of the Company to Seaside, if any, have been retired or satisfied in full, upon ten days' prior written notice to Seaside.

The Company has agreed to indemnify and hold harmless Seaside against certain liabilities in connection with the issuance and sale of the Shares under the Stock Purchase Agreement.

The price per share for the Initial Closing was $0.28486, and the Company raised gross proceeds of $56,972 at such Closing. The amounts to be raised in subsequent closings are not estimable as of the date of this Current Report on Form 8-K.

The Offering is made pursuant to the Company's shelf registration statement on Form S-3 (File No. 333-163288), which was declared effective by the Securities and Exchange Commission on December 30, 2009. The Company, pursuant to Rule 424(b) under the Securities Act of 1933, has filed with the Securities and Exchange Commission a prospectus supplement relating to the Offering.

In a separate transaction with Seaside, Seaside loaned the Company $350,000 pursuant to the Company's promissory note in said amount, payable on or before May 1, 2010 (the "Promissory Note"). If not sooner paid, the net proceeds of the sale of the Shares to Seaside will be applied to reduce the outstanding balance of the Promissory Note.


Item 9.01  Financial Statements and Exhibits

     Exhibits 99.1   Promissory Note
                     Common Stock Purchase Agreement

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2010                ALANCO TECHNOLOGIES, INC.

                                        By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer